UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2005

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 000-33213

Delaware	77-0454924
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Former independent registered public accounting firm

On December 19, 2005, the Audit Committee of Magma Design Automation, Inc. (“Magma”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

PwC’s reports on the financial statements of Magma for the fiscal years ended March 31, 2005 and 2004 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2005 and 2004 and through December 19, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on Magma’s financial statements for such years.

During the fiscal years ended March 31, 2005 and 2004 and through December 19, 2005, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except as noted below. A reportable event was previously reported by Magma in connection with its Quarterly Report on Form 10-Q for the three months ended October 2, 2005: Magma’s Chief Executive Officer and Chief Financial Officer concluded that Magma’s internal control over financial reporting included a material weakness. Specifically, supervisory review and approval controls over stock-based compensation expense for Magma’s stock option exchange program and Mojave earnout compensation were not effective to ensure that the amounts recorded were in accordance with generally accepted accounting principles. Magma’s Audit Committee discussed the subject matter of this material weakness with PwC and authorized PwC to respond fully to the inquiries of Magma’s new independent registered public accounting firm regarding this material weakness.

Magma has provided PwC with a copy of the above disclosures. PwC’s response letter stating whether or not it agrees with the statements made above is filed herewith as an exhibit to this Form 8-K.

(b)	New independent registered public accounting firm

On December 19, 2005, Magma’s Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm.

During the fiscal years ended March 31, 2005 and 2004 and through December 19, 2005, Magma did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers, dated December 19, 2005, regarding Item 4.01 to the registrant’s Form 8-K filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2005

MAGMA DESIGN AUTOMATION, INC.

By	/S/ GREGORY C. WALKER
Gregory C. Walker
Senior Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Page
16.1	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers, dated December 19, 2005, regarding Item 4.01 to the registrant’s Form 8-K filed herewith.